As filed with the Securities and Exchange Commission on April 13, 2011

Registration No.

33-58359, 33-60437, 333-10003, 333-33249, 333-83677,

333-51906, 33-30007, 33-68208, 333-33265, 333-10005,

333-33251, 333-83669, 333-33291, 33-21241 , 333-55126,

333-42371, 333-81275, 333-87967, 333-81277, 333-83673,

333-64103, 333-83681, 333-51872, 333-52202, 333-66130,

333-70310, 333-76762, 333-76766, 333-76768, 333-76770,

333-100722, 333-90514, 333-90512, 333-90510, 333-64095,

333-106691, 333-106692, 333-111314, 333-116650, 333-116651,

333-116653, 333-114184, 333-125723, 333-125724, 333-125726,

333-139491, 333-139492, 333-143467, 333-143468, 333-143469,

333-153898, 333-160397, 333-160398, 333-165604, 333-167871,

333-167872, 333-167873

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Post-Effective Amendment No. 2 to Form S-8 Registration Statement No. 33-58359

Post-Effective Amendment No. 1 to Form S-8 Registration Statement No. 33-60437

Post-Effective Amendment No. 2 to Form S-8 Registration Statement No. 333-10003

Post-Effective Amendment No. 2 to Form S-8 Registration Statement No. 333-33249

Post-Effective Amendment No. 2 to Form S-8 Registration Statement No. 333-83677

Post-Effective Amendment No. 2 to Form S-8 Registration Statement No. 333-51906

Post-Effective Amendment No. 2 to Form S-8 Registration Statement No. 33-30007

Post-Effective Amendment No. 1 to Form S-8 Registration Statement No. 33-68208

Post-Effective Amendment No. 3 to Form S-8 Registration Statement No. 333-33265

Post-Effective Amendment No. 1 to Form S-8 Registration Statement No. 333-10005

Post-Effective Amendment No. 2 to Form S-8 Registration Statement No. 333-33251

Post-Effective Amendment No. 2 to Form S-8 Registration Statement No. 333-83669

Post-Effective Amendment No. 2 to Form S-8 Registration Statement No. 333-33291

Post-Effective Amendment No. 3 to Form S-8 Registration Statement No. 33-21241

Post-Effective Amendment No. 1 to Form S-8 Registration Statement No. 333-55126

Post-Effective Amendment No. 2 to Form S-8 Registration Statement No. 333-42371

Post-Effective Amendment No. 1 to Form S-8 Registration Statement No. 333-81275

Post-Effective Amendment No. 2 to Form S-8 Registration Statement No. 333-87967

Post-Effective Amendment No. 1 to Form S-8 Registration Statement No. 333-81277

Post-Effective Amendment No. 1 to Form S-8 Registration Statement No. 333-83673

Post-Effective Amendment No. 2 to Form S-8 Registration Statement No. 333-64103

Post-Effective Amendment No. 2 to Form S-8 Registration Statement No. 333-83681

Post-Effective Amendment No. 1 to Form S-8 Registration Statement No. 333-51872

Post-Effective Amendment No. 2 to Form S-8 Registration Statement No. 333-52202

Post-Effective Amendment No. 2 to Form S-8 Registration Statement No. 333-66130

Post-Effective Amendment No. 1 to Form S-8 Registration Statement No. 333-70310

Post-Effective Amendment No. 1 to Form S-8 Registration Statement No. 333-76762

Post-Effective Amendment No. 2 to Form S-8 Registration Statement No. 333-76766

Post-Effective Amendment No. 2 to Form S-8 Registration Statement No. 333-76768

Post-Effective Amendment No. 2 to Form S-8 Registration Statement No. 333-76770

Post-Effective Amendment No. 2 to Form S-8 Registration Statement No. 333-100722

Post-Effective Amendment No. 2 to Form S-8 Registration Statement No. 333-90514

Post-Effective Amendment No. 2 to Form S-8 Registration Statement No. 333-90512

Post-Effective Amendment No. 2 to Form S-8 Registration Statement No. 333-90510

Post-Effective Amendment No. 2 to Form S-8 Registration Statement No. 333-64095

Post-Effective Amendment No. 1 to Form S-8 Registration Statement No. 333-106691

Post-Effective Amendment No. 1 to Form S-8 Registration Statement No. 333-106692

Post-Effective Amendment No. 2 to Form S-8 Registration Statement No. 333-111314

Post-Effective Amendment No. 1 to Form S-8 Registration Statement No. 333-116650

Post-Effective Amendment No. 1 to Form S-8 Registration Statement No. 333-116651

Post-Effective Amendment No. 1 to Form S-8 Registration Statement No. 333-116653

Post-Effective Amendment No. 2 on Form S-8 to Form S-4 Registration Statement No. 333-114184

Post-Effective Amendment No. 1 to Form S-8 Registration Statement No. 333-125723

Post-Effective Amendment No. 1 to Form S-8 Registration Statement No. 333-125724

Post-Effective Amendment No. 1 to Form S-8 Registration Statement No. 333-125726

Post-Effective Amendment No. 1 to Form S-8 Registration Statement No. 333-139491

Post-Effective Amendment No. 2 to Form S-8 Registration Statement No. 333-139492

Post-Effective Amendment No. 1 to Form S-8 Registration Statement No. 333-143467

Post-Effective Amendment No. 1 to Form S-8 Registration Statement No. 333-143468

Post-Effective Amendment No. 1 to Form S-8 Registration Statement No. 333-143469

Post-Effective Amendment No. 1 to Form S-8 Registration Statement No. 333-153898

Post-Effective Amendment No. 1 to Form S-8 Registration Statement No. 333-160397

Post-Effective Amendment No. 1 to Form S-8 Registration Statement No. 333-160398

Post-Effective Amendment No. 1 to Form S-8 Registration Statement No. 333-165604

Post-Effective Amendment No. 1 to Form S-8 Registration Statement No. 333-167871

Post-Effective Amendment No. 1 to Form S-8 Registration Statement No. 333-167872

Post-Effective Amendment No. 1 to Form S-8 Registration Statement No. 333-167873

UNDER

THE SECURITIES ACT OF 1933

GENZYME CORPORATION

(Exact name of registrant as specified in its charter)

Massachusetts	06-1047163
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

1500 Kendall Street

Cambridge, Massachusetts

(Address of Principal Executive Offices)

1990 Equity Incentive Plan, renamed “2001 Equity Incentive Plan” by Post Effective Amendment No. 1, filed on July 1, 2003

1990 Equity Incentive Plan

1990 Equity Incentive Plan, renamed “2001 Equity Incentive Plan” by Post Effective Amendment No. 1, filed on July 1, 2003

1990 Equity Incentive Plan, renamed “2001 Equity Incentive Plan” by Post Effective Amendment No. 1, filed on July 1, 2003

1990 Equity Incentive Plan, renamed “2001 Equity Incentive Plan” by Post Effective Amendment No. 1, filed on July 1, 2003

1990 Equity Incentive Plan, renamed “2001 Equity Incentive Plan” by Post Effective Amendment No. 1, filed on July 1, 2003

1988 Director Stock Option Plan

1988 Director Stock Option Plan

1988 Director Stock Option Plan, renamed “1988 Director Stock Option Plan 1998 Director Stock Option Plan” by Post Effective Amendment No. 1, filed on July 23, 1999, renamed “1998 Director Stock Option Plan” by Post Effective Amendment No. 2, filed on July 1, 2003

Directors’ Deferred Compensation Plan

Directors’ Deferred Compensation Plan

Directors’ Deferred Compensation Plan

1990 Employee Stock Purchase Plan, renamed “1990 Employee Stock Purchase Plan 1999 Employee Stock Purchase Plan” by Post Effective Amendment No. 1, filed on July 23, 1999

Genzyme Corporation Retirement Savings Plan

Genzyme Corporation Retirement Savings Plan

1997 Equity Incentive Plan

1997 Equity Incentive Plan

1997 Equity Incentive Plan

1999 Employee Stock Purchase Plan

1999 Employee Stock Purchase Plan

1998 Director Stock Option Plan

1998 Director Stock Option Plan

Options assumed by Genzyme Corporation in connection with the merger of Geltex Pharmaceuticals, Inc. with and into a wholly owned subsidiary of Genzyme Corporation originally granted under the Geltex Pharmaceuticals, Inc. Amended and Restated 1992 Equity Incentive Plan and Amended and Restated 1995 Director Stock Option Plan

Options assumed by Genzyme Corporation in connection with the merger of Biomatrix, Inc. with and into a wholly owned subsidiary of Genzyme Corporation originally granted under the Biomatrix, Inc. 1994 Stock Option Plan and Nonemployee Director Option Plan

Options assumed by Genzyme Corporation in connection with the merger of a wholly owned subsidiary of Genzyme with and into Focal, Inc. originally granted under the Focal, Inc. 1992 Incentive Stock Plan, 1999 Stock Incentive Plan and 1997 Director Option Plan

Options assumed by Genzyme Corporation in connection with the merger of a wholly owned subsidiary of Genzyme with and into Novazyme Pharmaceuticals, Inc. originally granted under the Novazyme Pharmaceuticals, Inc. 2000 Stock Option Plan and 2001 Stock Option Plan

1999 Employee Stock Purchase Plan

1997 Equity Incentive Plan

1998 Director Stock Option Plan

2001 Equity Incentive Plan

1997 Equity Incentive Plan

Genzyme Surgical Products Corporation Savings and Investment Plan

2001 Equity Incentive Plan

1999 Employee Stock Purchase Plan

1990 Employee Stock Purchase Plan, renamed “1990 Employee Stock Purchase Plan 1999 Employee Stock Purchase Plan” by Post Effective Amendment No. 1, filed on July 23, 1999

1997 Equity Incentive Plan

1999 Employee Stock Purchase Plan

Genzyme Corporation 401(k) Plan

Genzyme Corporation 2004 Equity Incentive Plan

1999 Employee Stock Purchase Plan

1998 Director Stock Option Plan

Options assumed by Genzyme Corporation in connection with the merger of a wholly-owned subsidiary of Genzyme Corporation with ILEX Oncology, Inc., originally granted under ILEX Oncology, Inc. 1995 Stock Option Plan ILEX Oncology, Inc. Second Amended and Restated 1996 Non-Employee Director Stock Option Plan ILEX Oncology, Inc. 2000 Employee Stock Compensation Plan ILEX Oncology, Inc. 2001 U.K. Employee Stock Compensation Plan

1999 Employee Stock Purchase Plan

Genzyme Corporation 401(k) Plan

Genzyme Corporation 2004 Equity Incentive Plan

Genzyme Corporation 2004 Equity Incentive Plan

Genzyme Corporation 1998 Director Stock Option Plan, renamed “Genzyme Corporation 2007 Director Equity Plan Genzyme Corporation 1998 Director Stock Option Plan” by Post Effective Amendment No. 1, filed on June 4, 2007

Genzyme Corporation 401(k) Plan

Genzyme Corporation 2004 Equity Incentive Plan

Genzyme Corporation 1999 Employee Stock Purchase Plan

Genzyme Corporation 2004 Equity Incentive Plan

Genzyme Corporation 2004 Equity Incentive Plan

Genzyme Corporation 2009 Employee Stock Purchase Plan

Genzyme Corporation 401(k) Plan

Genzyme Corporation 2007 Director Equity Plan

Genzyme Corporation 2009 Employee Stock Purchase Plan

Genzyme Corporation 2004 Equity Incentive Plan

(Full Title of the Plan)

Peter Wirth

Executive Vice President

Genzyme Corporation

500 Kendall Street

Cambridge, Massachusetts 02142

(617) 252-7500

(Name, Address and Telephone Number,

including Area Code, of Agent for Service)

Copy to:

Michael J. Aiello, Esq.

Jaclyn L. Cohen, Esq.

Weil, Gotshal & Manges LLP

767 Fifth Avenue

New York, NY 10153

(212) 310-8000

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer ☒	Accelerated filer ☐
Non-accelerated filer ☐	Smaller reporting company ☐

DEREGISTRATION OF SECURITIES

These Post-Effective Amendments (each, a “Post-Effective Amendment,” and collectively, the “Post-Effective Amendments”), filed by Genzyme Corporation, a Massachusetts corporation (the “Company” or “Genzyme”), deregister all securities remaining unissued under the following Registration Statements on Form S-8 filed by the Company (the “Registration Statements”) with the U.S. Securities and Exchange Commission (the “SEC”), pertaining to the registration of shares of stock (including Genzyme Common Stock, Genzyme General Division Common Stock, Genzyme Tissue Repair Division Common Stock, Genzyme Molecular Oncology Division Common Stock, Genzyme Surgical Products Division Common Stock and Genzyme Biosurgery Common Stock) and interests therein offered under certain employee benefit and equity plans and agreements (the “Plans”):

Registration No.	Date Filed With the SEC	Name of Equity Plan or Agreement

33-58359	Mar. 31, 1995	1990 Equity Incentive Plan, renamed “2001 Equity Incentive Plan” by Post Effective Amendment No. 1, filed on July 1, 2003

33-60437	June 21, 1995	1990 Equity Incentive Plan

333-10003	Aug. 12, 1996	1990 Equity Incentive Plan, renamed “2001 Equity Incentive Plan” by Post Effective Amendment No. 1, filed on July 1, 2003

333-33249	Aug. 8, 1997	1990 Equity Incentive Plan, renamed “2001 Equity Incentive Plan” by Post Effective Amendment No. 1, filed on July 1, 2003

333-83677	July 23, 1999	1990 Equity Incentive Plan, renamed “2001 Equity Incentive Plan” by Post Effective Amendment No. 1, filed on July 1, 2003

333-51906	Dec. 15, 2000	1990 Equity Incentive Plan, renamed “2001 Equity Incentive Plan” by Post Effective Amendment No. 1, filed on July 1, 2003

33-30007	July 17, 1989	1988 Director Stock Option Plan

33-68208	Aug. 31, 1993	1988 Director Stock Option Plan

333-33265	Aug. 8, 1997	1988 Director Stock Option Plan, renamed “1988 Director Stock Option Plan 1998 Director Stock Option Plan” by Post Effective Amendment No. 1, filed on July 23, 1999, renamed “1998 Director Stock Option Plan” by Post Effective Amendment No. 2, filed on July 1, 2003

333-10005	Aug. 12, 1996	Directors’ Deferred Compensation Plan

333-33251	Aug. 8, 1997	Directors’ Deferred Compensation Plan

333-83669	July 23, 1999	Directors’ Deferred Compensation Plan

333-33291	Aug. 8, 1997	1990 Employee Stock Purchase Plan, renamed “1990 Employee Stock Purchase Plan 1999 Employee Stock Purchase Plan” by Post Effective Amendment No. 1, filed on July 23, 1999

33-21241	April 13, 1988	Genzyme Corporation Retirement Savings Plan

333-55126	Feb. 7, 2001	Genzyme Corporation Retirement Savings Plan

333-42371	Dec. 16, 1997	1997 Equity Incentive Plan

333-81275	June, 22, 1999	1997 Equity Incentive Plan

333-87967	Sept. 28, 1999	1997 Equity Incentive Plan

333-81277	June 22, 1999	1999 Employee Stock Purchase Plan

333-83673	June 23, 1999	1999 Employee Stock Purchase Plan

333-64103	Sept. 23, 1998	1998 Director Stock Option Plan

333-83681	July 23, 1999	1998 Director Stock Option Plan

333-51872	Dec. 15, 2000	Options assumed by Genzyme Corporation in connection with the merger of Geltex Pharmaceuticals, Inc. with and into a wholly owned subsidiary of Genzyme Corporation originally granted under the Geltex Pharmaceuticals, Inc. Amended and Restated 1992 Equity Incentive Plan and Amended and Restated 1995 Director Stock Option Plan

333-52202	Dec. 19, 2000	Options assumed by Genzyme Corporation in connection with the merger of Biomatrix, Inc. with and into a wholly owned subsidiary of Genzyme Corporation originally granted under the Biomatrix, Inc. 1994 Stock Option Plan and Nonemployee Director Option Plan

333-66130	July 27, 2001	Options assumed by Genzyme Corporation in connection with the merger of a wholly owned subsidiary of Genzyme with and into Focal, Inc. originally granted under the Focal, Inc. 1992 Incentive Stock Plan, 1999 Stock Incentive Plan and 1997 Director Option Plan

333-70310	Sept. 27, 2001	Options assumed by Genzyme Corporation in connection with the merger of a wholly owned subsidiary of Genzyme with and into Novazyme Pharmaceuticals, Inc. originally granted under the Novazyme Pharmaceuticals, Inc. 2000 Stock Option Plan and 2001 Stock Option Plan

333-76762	Jan. 15, 2002	1999 Employee Stock Purchase Plan

333-76766	Jan. 15, 2002	1997 Equity Incentive Plan

333-76768	Jan. 15, 2002	1998 Director Stock Option Plan

333-76770	Jan. 15, 2002	2001 Equity Incentive Plan

333-100722	Oct. 24, 2002	1997 Equity Incentive Plan

333-90514	June 14, 2002	Genzyme Surgical Products Corporation Savings and Investment Plan

333-90512	June 14, 2002	2001 Equity Incentive Plan

333-90510	June 14, 2002	1999 Employee Stock Purchase Plan

333-64095	Sept. 23, 1998	1990 Employee Stock Purchase Plan, renamed “1990 Employee Stock Purchase Plan 1999 Employee Stock Purchase Plan” by Post Effective Amendment No. 1, filed on July 23, 1999

333-106691	July 1, 2003	1997 Equity Incentive Plan

333-106692	July 1, 2003	1999 Employee Stock Purchase Plan

333-111314	Dec. 18, 2003	Genzyme Corporation 401(k) Plan

333-116650	June 18 2004	Genzyme Corporation 2004 Equity Incentive Plan

333-116651	June 18, 2004	1999 Employee Stock Purchase Plan

333-116653	June 18, 2004	1998 Director Stock Option Plan

333-114184	April 5, 2004	Options assumed by Genzyme Corporation in connection with the merger of a wholly-owned subsidiary of Genzyme Corporation with ILEX Oncology, Inc., originally granted under ILEX Oncology, Inc. 1995 Stock Option Plan ILEX Oncology, Inc. Second Amended and Restated 1996 Non-Employee Director Stock Option Plan ILEX Oncology, Inc. 2000 Employee Stock Compensation Plan ILEX Oncology, Inc. 2001 U.K. Employee Stock Compensation Plan

333-125723	June 10, 2005	1999 Employee Stock Purchase Plan

333-125724	June 10, 2005	Genzyme Corporation 401(k) Plan

333-125726	June 10, 2005	Genzyme Corporation 2004 Equity Incentive Plan

333-139491	Dec. 19, 2006	Genzyme Corporation 2004 Equity Incentive Plan

333-139492	Dec. 19, 2006	Genzyme Corporation 1998 Director Stock Option Plan, renamed “Genzyme Corporation 2007 Director Equity Plan Genzyme Corporation 1998 Director Stock Option Plan” by Post Effective Amendment No. 1, filed on June 4, 2007

333-143467	June 4, 2007	Genzyme Corporation 401(k) Plan

333-143468	June 4, 2007	Genzyme Corporation 2004 Equity Incentive Plan

333-143469	June 4, 2007	Genzyme Corporation 1999 Employee Stock Purchase Plan

333-153898	Oct. 7, 2008	Genzyme Corporation 2004 Equity Incentive Plan

333-160397	July 1, 2009	Genzyme Corporation 2004 Equity Incentive Plan

333-160398	July 1, 2009	Genzyme Corporation 2009 Employee Stock Purchase Plan

333-165604	Mar. 22, 2010	Genzyme Corporation 401(k) Plan

333-167871	June 29, 2002	Genzyme Corporation 2007 Director Equity Plan

333-167872	June 29, 2010	Genzyme Corporation 2009 Employee Stock Purchase Plan

333-167873	June 29, 2010	Genzyme Corporation 2004 Equity Incentive Plan

On February 16, 2011, the Company entered into an Agreement and Plan of Merger with sanofi-aventis, a French société anonyme (“Parent”), and GC Merger Corp., a Massachusetts corporation (the “Purchaser”) and a direct wholly-owned subsidiary of Parent, providing for, among other things, the merger of the Purchaser with and into the Company (the “Merger”), with the Company continuing as the surviving corporation as an indirect wholly-owned subsidiary of Parent. The Merger became effective at 2:39 p.m., on April 8, 2011 (the “Effective Time”), pursuant to the Articles of Merger filed with the Secretary of the Commonwealth of Massachusetts.

The Company has terminated the Plans and all offerings of its securities pursuant to its existing registration statements, including the Registration Statements. In accordance with an undertaking made by the Company in the Registration Statements to remove from registration, by means of a post-effective amendment, any securities which remain unsold at the termination of the offering, the Company hereby removes from registration all securities registered under the Registration Statements that remain unsold as of the date of these Post-Effective Amendments and terminates the effectiveness of the Registration Statements.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused these Post-Effective Amendments to the Registration Statements to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Cambridge, Commonwealth of Massachusetts, on this 13th day of April, 2011.

GENZYME CORPORATION

By:	/s/ Christopher Viehbacher

Name: Christopher Viehbacher
Title: President and Chief Executive Officer

Pursuant to the requirements of Securities Act of 1933, these Post-Effective Amendments to the Registration Statements on Form S-8 have been signed by the following persons on this 13th day of April, 2011 in the capacities indicated.

Signature	Title

/s/ Christopher Viehbacher Christopher Viehbacher	Director and Principal Executive Officer

/s/ Michael S. Wyzga Michael S. Wyzga	Principal Financial Officer

/s/ Jason A. Amello Jason A. Amello	Corporate Controller and Principal Accounting Officer

/s/ Gregory Irace Gregory Irace	Director

/s/ Paul Chew Paul Chew	Director